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                                                          EXHIBIT - 99.906 CERT.

     CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION
                         906 OF THE SARBANES-OXLEY ACT

I, Richard F. Aster, Jr., Director & Principal Executive Officer of Meridian Fund, Inc.a (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 4, 2005                 /s/ Richard F. Aster, Jr.
                                    --------------------------------------------
                                    Richard F. Aster, Jr., Director & Principal
                                    Executive Officer
                                    (principal executive officer)

I, Gregg B. Keeling, Principal Financial Officer, Principal Accounting Officer, Treasurer & Secretary of Meridian Fund, Inc.a (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 4, 2005                 /s/ Gregg B. Keeling
                                    --------------------------------------------
                                    Gregg B. Keeling, Principal Financial
                                    Officer, Principal Accounting Officer,
                                    Treasurer & Secretary
                                    (principal financial officer)